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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS'

We consent to the use in this prospectus and Registration Statement No. 333-06007 (Amendment No. 1) of National Media Corporation on Form S-3 of our report dated March 25, 1996 appearing in the prospectus and Registration Statement and to the reference to us under the heading "Experts" in the prospectus and Regis-tration Statement.

Deloitte & Touche LLP

Los Angeles, California

July 2, 1996